      Variable Insurance Funds
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      [LOGO OF HSBC ASSET MANAGEMENT AMERICAS INC.]
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      HSBC Variable Growth and Income Fund
     ------------------------------------------------------------------

Portfolio Review

July 17, 2001

Dear Shareholder:

The United States equity market was not a place for the faint-hearted investor during the first half of 2001, as the Standard & Poor's 500 Composite Index/1/ (the "S&P 500") declined 6.7%, and the technology-heavy NASDAQ Composite Index/2/ declined 12.4%. Aggressive interest rate cuts by the Federal Reserve Board (the "Fed") were welcomed by investors, but were not enough to ease concerns over declining corporate profits and a slowing U.S. economy. The S&P 500 fell into a bear market territory by the end of the first quarter, as the U.S. equity markets reached their lowest levels since 1998. The first quarter proved to be a very difficult environment for investors, as a record number of negative corporate earnings announcements pushed the equity markets down dramatically. With earnings disappointments from companies in economic sectors ranging from technology companies to "safe haven" consumer staples, the S&P 500 and the NASDAQ registered eight and seven consecutive weekly declines, respectively, during the first quarter of 2001. As the markets dropped, net cash flows into equity mutual funds followed suit, highlighted by a record $20.5 billion net outflow during March.

The U.S. equity markets finally bottomed in early April, as attractive valuation levels and hopes that monetary easing by the Fed would revive the slowing U.S. economy later in the year, and encouraged investors to return to the stock market. The equity markets surged early in the second quarter, with the S&P 500 and the NASDAQ rising an astounding 14% and 33%, respectively, for the two-week period ending April 19th. Both indices posted a gain during the second quarter, ending an unprecedented string of four consecutive quarterly declines. With the rebound in the equity markets, cash flows into equity mutual funds improved considerably, with net inflows totaling over $40 billion during the second quarter.

Mid- and small-capitalization stocks outperformed their large-cap brethren during the first half of 2001, with the Standard & Poor's MidCap 400 Stock Index/3/ and the Standard & Poor's SmallCap 600 Index/4/ rising 1% and 6.2%,
------
 Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

/1/The Standard & Poor's 500 Composite Index (the "Index") is an unmanaged index that reflects the U.S. stock market as a whole. The Index does not reflect the expenses associated with a mutual fund such as investment advisory and accounting fees. The Fund's performance reflects the deduction of fees for such value-added services.

/2/The NASDAQ Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as national market system-traded common stocks and American Depositary Receipts.

/3/The Standard & Poor's MidCap 400 Stock Index (the "Index") is an unmanaged capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market where the market capitalization is approximately $700 million. The Index does not reflect the expenses associated with a mutual fund such as investment advisory and accounting fees. The Fund's performance reflects the deduction of fees for such value-added services.

/4/The Standard & Poor's SmallCap 600 Index (the "Index") is an unmanaged capitalization weighted index that measures the performance of selected U.S. stocks with a small market capitalization. The Index does not reflect the expenses associated with a mutual fund such as investment advisory and accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

 Investors cannot invest directly in an index although they can invest in the underlying securities.

Variable Insurance Funds


respectively. Due to the weak stock market, the Initial Public Offering market remained at depressed levels when compared to the number of pricings witnessed over the past few years. The total number of deals during the first half of the year were less than half the amount in just the second quarter of 2000.

Outlook and Strategy

Our view since the beginning of the year has been that the tone of the equity markets would improve following clarification on several issues, including the Fed, investor cash flows, and corporate earnings.

With the Fed lowering the federal funds rate a combined 275 basis points over six occasions this year, our opinion is that the Fed is actively trying to prevent a severe economic downturn. With the federal funds rate at its lowest level in seven years, the "hawks" within the Federal Reserve Open Market Committee (the "FOMC") are calling for caution regarding additional monetary easing. However, the Fed indicated that the risks are still weighted towards economic weakness, and many market participants expect the Fed to cut rates again at the August FOMC meeting. In spite of the above rebound in equity mutual fund inflows in April and May, money market assets still total over $2 trillion and yields are at their lowest levels in seven years. Therefore, we believe there is an ample supply of cash on the sidelines, waiting to return to the stock market.

Right now, the economy and corporate profits are the biggest uncertainties. We would expect market volatility to continue as investor sentiment sways with the seemingly unending stream of earnings announcements. We recognize the evidence of a wide division between the broader marker and the near recession in the industrial sector, and we believe the consumer is still keeping the economy afloat. Consumer confidence has rebounded from its lowest level in over four years, the housing market remains steady, unemployment is still at relatively low levels, and consumer spending remains strong. In light of aggressive interest rate cuts combined with tax rebates that will be mailed to consumers beginning in July, we maintain our view that the economy is at, or near the bottom of a "U" shaped recovery. We would expect the stock market to turn before a rebound in the economy and corporate profits. With over two-thirds of the companies in the S&P 500 posting positive returns during the second quarter, we believe the market may soon anticipate a recovery.

As we have stated in the past, the road ahead will not be smooth. However, we remain confident that our long-term strategy of trying to buy the most desirable companies with the best long-term growth prospects will be rewarded in the future.

Performance Commentary

The HSBC Variable Growth and Income Fund underperformed the S&P 500 during the first half of 2001. The underperformance was primarily driven by stock selection in the technology and consumer cyclicals sectors. Stock selection in consumer staples and health care positively contributed to relative performance, as did a modest cash position held in the Fund. Despite the uncertainty and volatility witnessed in the stock market, we maintained our long-term investment philosophy of buying companies with above-average long-term growth prospects at reasonable valuations. Unfortunately, large capitalization growth related issues underperformed the broader market, in favor of small and mid-capitalization value issues during the first half of 2001. We maintained our growth bias

Variable Insurance Funds

during the period under discussion; however, we acted to enhance the portfolio's return going forward by lowering the average market capitalization of the stocks held. We believe smaller, more nimble companies can react quicker to the current economic environment than their large cap brethren. Even after the last 18 months of outperformance by small- and mid-capitalization stocks, they continue to sell at a meaningful discount to large-capitalization stocks on nearly every valuation measure.

Sincerely,

/s/ Fredric P. Lutcher, III, CFA
Fredric P. Lutcher, III, CFA
Chief Investment Officer, U.S. Equities

 Variable Insurance Funds
 HSBC Variable Fixed Income Fund
--------------------------------------------------------------------------------

Portfolio Review

July 17, 2001

Dear Shareholder:

The Federal Reserve Board (the "Fed") continued its easing cycle in the second quarter lowering interest rates three times for a total of 125 basis points. The first cut of 50 basis points took place between regularly scheduled meetings on April 18th. It seemed that just as the last market strategists had called for an interim meeting by the Fed, the Fed responded with an ease and lowered its target to 4.50%. The next Fed ease was at the regularly scheduled meeting on May 15th when they once again cut rates 50 basis points to a 4.00% target. The Fed cited risks of continued deterioration in economic conditions but did not make mention of inflationary concerns. The last cut took place at the June 27th meeting but only for 25 basis points (to a 3.75% target) which surprised some Fed watchers who anticipated a 50 basis point ease. This sixth interest rate cut since the beginning of the year brought the total easing to 275 basis points as the Fed has lowered the target from 6.50% to 3.75%.

On the economic front, we found a mixed bag of signals although as the quarter ended there were hints of economic stability in some areas. Weakness was reflected in the first quarter Gross Domestic Product/1/ figure, which posted at 2.0% in April, was revised downward to 1.3% in May and finalized at 1.2% in June. Additionally, corporate profits continued to disappoint and the National Association of Purchasing Managers Index/2/ remained well below the magical 50 reading which indicates a contraction in manufacturing. On the brighter side, consumer confidence rose during both May and June rising from 109.9 to 117.9 and in June both existing and new home sales rose from the previous months totals. Additionally, as the quarter ended, durable goods, which were expected to print in negative territory, came in at 2.9% in May after recording a negative 5.5% during the month of April.

The quarter ended up with positive inflation news as gas futures fell to a 17 month low and over 25% since the beginning of June and crude oil reflected its biggest price decrease since March. Additionally, commodity prices have plunged over the last several weeks reflecting a slowing global economy. On the wholesale front the Producer Price Index/3/ and the retail Consumer Price Index/4/ reported that inflation was contained aided by lower energy costs.

With the Fed adopting a unaggressive stance and easing interest rates only 25 basis points after 5 straight easings of 50 basis points, can the end of the Fed easing cycle be far behind The minutes of the Fed's May 15th meeting showed disagreement among the members with 7 of the 10 voters going along with Mr. Greenspan's 50 basis point easing. Apparently, this set the stage for the Fed's modest 25 basis points ease on June 27th.
-------
/1/The Gross Domestic Product is the measure of the market value of goods and services produced by labor and property in the United States of America.

/2/The National Association of Purchasing Managers Index is based on a national survey of purchasing managers which covers such indicators as new orders, production, employment, inventories, delivery times, prices, export orders and import orders.

/3/The Producer Price Index is an inflationary indicator published by the U.S.
   Bureau of Labor Statistics to evaluate wholesale price levels in the economy.

/4/The Consumer Price index is a measure of the average change in prices over time in a fixed market basket of goods and services.

4
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Variable Insurance Funds


The house view calls for only up to 50 basis points in further easing as economic news is starting to reflect stability in many areas, including manufacturing. The tight as a drum labor market has now relaxed a bit with the unemployment rate now at 4.4%. Additionally, inflation concerns over $2 per gallon of gasoline have subsided greatly as prices have been dropping over the past few weeks. We anticipate that the next scheduled Fed meeting on August 21st could produce that final cut in interest rates.

For now, we retain a neutral duration position with a curve bias towards flattening. We expect yields in the short end to back up as the street assumes the Fed is finished, or about to finish its easing cycle. On the credit side, we will look to attain a neutral position as second quarter corporate earnings create new scuds and the dealer community decreases liquidity as yields begin to rise.

Sincerely,

/s/ Edward J. Merkle
Edward J. Merkle
Managing Director, HSBC Asset Management (Americas) Inc.

 Variable Insurance Funds
 HSBC Variable Cash Management Fund
--------------------------------------------------------------------------------

Portfolio Review

July 17, 2001

Dear Shareholder:

The first half of 2001 was highlighted by the Federal Reserve Board's (the "Fed") cutting of interest rates six times for a total of 275 basis points. This easing cycle brought the federal funds target, which opened the year at 6.50%, down to 3.75% following the Fed's June 27th meeting. At that meeting, the Fed only dropped interest rates 25 basis points, which surprised some Fed watchers who had expected a 50 basis points ease, especially since the first five rate cuts were of that amount.

The Fed's statement following the meeting reflected its continuing concern over weak economic activity, however, it seemed pleased with recent inflation numbers. On that note, both retail and wholesale inflation indicators, the Consumer Price Index/1/ and the Producer Price Index/2/ were relatively benign, commodity prices have fallen sharply over the past few weeks and gasoline prices have ceased their upward spiral.

We believe, the Fed will probably continue its easing cycle dropping interest rates by another 25-50 basis points over the next three months with the next scheduled meeting set for August 21st. Recent economic news continued on the weak side as first quarter Gross Domestic Product/3/ numbers came in lower at 1.2% and with businesses stumbling with inventory and weak industrial demand, the Fed has some room to ease further.

As in the past, our main objective is to ensure that the HSBC Variable Cash Management Fund reflects the highest standards characterized by safety, stability, service and performance. HSBC Asset Management values our relationship and we appreciate this chance to work on your behalf.

Sincerely,

/s/ Edward J. Merkle
Edward J. Merkle
Managing Director, HSBC Asset Management (Americas) Inc.

-------
/1/The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

/2/The Producer Price Index is an inflationary indicator published by the U.S.
   Bureau of Labor Statistics to evaluate wholesale price levels in the economy.

/3/The Gross Domestic Product is the measure of the market value of goods and services produced by labor and property in the United States.

6
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Variable Insurance Funds

Board of Trustees

JAMES H. WOODWARD       Chancellor, University of North Carolina at Charlotte

MICHAEL VAN BUSKIRK     Chief Executive Officer, Ohio Bankers Association

WALTER B. GRIMM         President, Variable Insurance Funds

--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President and Chairman of the Board


CHARLES L. BOOTH        Vice President and Assistant Secretary


GREGORY MADDOX          Vice President and Assistant Secretary


GARY TENKMAN            Treasurer


NIMISH BHATT            Principal Financial and Accounting Officer and
                        Comptroller


ALAINA V. METZ
                        Secretary

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Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Growth and Income Fund
June 30, 2001
(Unaudited)

                                                              Shares   Value
                                                              ------ ----------

Common Stocks--93.4%
Aerospace & Defense--2.4%
Honeywell International, Inc. ...............................    510 $   17,845
United Technologies Corp. ...................................    150     10,989
                                                                     ----------
                                                                         28,834
                                                                     ----------
Banking--5.6%
Bank of America Corp. .......................................    300     18,009
Bank of New York Co., Inc. ..................................    490     23,520
FleetBoston Financial Corp. .................................    670     26,432
                                                                     ----------
                                                                         67,961
                                                                     ----------
Basic Materials--1.1%
Alcoa, Inc. .................................................    330     13,002
                                                                     ----------
Computer Software--5.9%
Microsoft Corp.(b)...........................................    820     59,860
Oracle Corp.(b)..............................................    590     11,210
                                                                     ----------
                                                                         71,070
                                                                     ----------
Computers & Peripherals--12.3%
Cisco Systems, Inc.(b).......................................    960     17,472
Dell Computer Corp.(b).......................................    240      6,276
EMC Corp.(b).................................................    240      6,972
First Data Corp. ............................................    240     15,420
Intel Corp. .................................................  1,170     34,223
International Business Machines Corp. .......................    330     37,289
Sun Microsystems, Inc.(b)....................................    950     14,934
Texas Instruments, Inc. .....................................    550     17,325
                                                                     ----------
                                                                        149,911
                                                                     ----------
Consumer Goods & Services--4.8%
Mattel, Inc. ................................................    670     12,676
Philip Morris Cos., Inc. ....................................    550     27,913
Coca-Cola Co. ...............................................    400     18,000
                                                                     ----------
                                                                         58,589
                                                                     ----------

See notes to financial statements.

Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Growth and Income Fund (continued)
June 30, 2001
(Unaudited)

                                                              Shares   Value
                                                              ------ ----------

Common Stocks (continued)
Diversified--6.8%
General Electric Co. ........................................    740 $   36,075
Tyco International Ltd. .....................................    850     46,325
                                                                     ----------
                                                                         82,400
                                                                     ----------
Electric Utility--0.9%
Calpine Corp.(b).............................................    280     10,584
                                                                     ----------
Financial Services--10.2%
Citigroup, Inc. .............................................    910     48,084
Fannie Mae...................................................    280     23,842
MBNA Corp. ..................................................    830     27,349
Washington Mutual, Inc. .....................................    675     25,346
                                                                     ----------
                                                                        124,621
                                                                     ----------
Health Care--4.3%
HEALTHSOUTH Corp.(b).........................................    790     12,616
Johnson & Johnson............................................    600     30,000
Medtronic, Inc. .............................................    210      9,662
                                                                     ----------
                                                                         52,278
                                                                     ----------
Insurance--3.9%
Allstate Corp. ..............................................    330     14,517
American International Group, Inc. ..........................    380     32,680
                                                                     ----------
                                                                         47,197
                                                                     ----------
Multimedia--3.7%
AOL Time Warner, Inc.(b).....................................    600     31,800
Comcast Corp.(b).............................................    310     13,454
                                                                     ----------
                                                                         45,254
                                                                     ----------
Oil & Gas Exploration, Production, and Services--6.7%
Enron Corp. .................................................    210     10,290
Exxon Mobil Corp. ...........................................    590     51,536
Transocean Sedco Forex, Inc. ................................    470     19,388
                                                                     ----------
                                                                         81,214
                                                                     ----------

See notes to financial statements.

Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Growth and Income Fund (continued)
June 30, 2001
(Unaudited)

                                                              Shares   Value
                                                              ------ ----------

Common Stocks (continued)
Pharmaceuticals--10.1%
American Home Products Corp. ................................    270 $   15,779
Bristol-Myers Squibb Co. ....................................    380     19,874
Cardinal Health, Inc. .......................................    330     22,770
Eli Lilly & Co. .............................................    130      9,620
Merck & Co., Inc. ...........................................    380     24,285
Pfizer, Inc. ................................................    500     20,025
Schering-Plough Corp. .......................................    290     10,510
                                                                     ----------
                                                                        122,863
                                                                     ----------
Retail Stores--9.2%
Costco Wholesale Corp.(b)....................................    280     11,502
CVS Corp. ...................................................    450     17,370
Home Depot, Inc. ............................................    580     26,999
Target Corp. ................................................    330     11,418
Toys 'R Us, Inc.(b)..........................................    440     10,890
Wal-Mart Stores, Inc. .......................................    680     33,184
                                                                     ----------
                                                                        111,363
                                                                     ----------
Telecommunications--5.5%
Broadwing, Inc.(b)...........................................    510     12,470
Qwest Communications International, Inc. ....................    390     12,429
SBC Communications, Inc. ....................................    410     16,425
Verizon Communications, Inc. ................................    385     20,597
WorldCom, Inc.(b)............................................    310      4,402
                                                                     ----------
                                                                         66,323
                                                                     ----------
Total Common Stocks..........................................         1,133,464
                                                                     ----------
Daily Sweep Vehicles--2.8%
Bank of New York Cash Sweep.................................. 33,460     33,460
                                                                     ----------
Total Daily Sweep Vehicles...................................            33,460
                                                                     ----------
Total Investments (Cost $1,181,950)(a)--96.2%................        $1,166,924
                                                                     ==========

See notes to financial statements.

Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Growth and Income Fund (continued)
June 30, 2001
(Unaudited)

--------
Percentages indicated are based on net assets of $1,213,574.
(a) Cost differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation............ $ 53,765
   Unrealized depreciation............  (68,791)
                                       --------
   Net unrealized depreciation........ $(15,026)
                                       ========

(b) Represents non-income producing security.

See notes to financial statements.

Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Fixed Income Fund
June 30, 2001
(Unaudited)

                                                             Shares or
                                                    Maturity Principal
                                              Rate    Date    Amount    Value
                                              ----  -------- --------- --------
U.S. Treasury Obligations--50.3%
U.S. Treasury Bonds--33.0%
U.S. Treasury Bond..........................  7.00%  7/15/06  $30,000  $ 32,557
U.S. Treasury Bond..........................  6.13  11/15/27   35,000    36,073
                                                                       --------
                                                                         68,630
                                                                       --------
U.S. Treasury Notes--17.3%
U.S. Treasury Note..........................  6.38   8/15/02   35,000    35,926
                                                                       --------
Total U.S. Treasury Obligations.............                            104,556
                                                                       --------
U.S. Government Agency Obligations--24.6%
Federal Home Loan Bank--9.7%
Federal Home Loan Bank......................  5.13   9/15/03   20,000    20,129
                                                                       --------
Federal Home Loan Mortgage Corporation--5.0%
Federal Home Loan Mortgage Corp.............  5.75   7/15/03    5,000     5,101
Federal Home Loan Mortgage Corp.............  6.63   9/15/09    5,000     5,186
                                                                       --------
                                                                         10,287
                                                                       --------
Federal National Mortgage Association--9.9%
Federal National Mortgage Association.......  7.00   7/15/05    5,000     5,305
Federal National Mortgage Association.......  6.38   6/15/09   15,000    15,338
                                                                       --------
                                                                         20,643
                                                                       --------
Total U.S. Government Agency Obligations....                             51,059
                                                                       --------
Daily Sweep Vehicles--5.8%
Bank of New York Cash Sweep.................                   12,002    12,002
                                                                       --------
Total Daily Sweep Vehicles..................                             12,002
                                                                       --------
Total Investments (Cost $168,903)(a)--
 80.7%......................................                           $167,617
                                                                       ========

--------
Percentages indicated are based on net assets of $207,695.
(a) Cost differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation............. $   332
   Unrealized depreciation.............  (1,618)
                                        -------
   Net unrealized depreciation......... $(1,286)
                                        =======

See notes to financial statements.

Variable Insurance Funds

Schedule of Portfolio Investments
HSBC Variable Cash Management Fund
June 30, 2001
(Unaudited)

                                                   Maturity Principal
                                             Rate    Date    Amount    Value
                                             ----  -------- --------- --------
U.S. Treasury Bills--74.4%
U.S. Treasury Bill.......................... 3.26%   7/5/01 $521,000  $520,812
                                                                      --------
Total U.S. Treasury Bills...................                           520,812
                                                                      --------
Commercial Paper--20.6%
Banking--10.5%
Abbey National.............................. 4.05   8/15/01   15,000    14,925
Commerce Bank............................... 3.64  10/11/01   15,000    14,847
Halifax PLC................................. 4.19   8/23/01   15,000    14,909
Societe General North America............... 3.93   8/14/01   15,000    14,929
Swedbank.................................... 3.71  11/20/01   14,000    13,798
                                                                      --------
                                                                        73,408
                                                                      --------
Consumer Products--1.6%
Eastman Kodak............................... 4.00    8/9/01   11,000    10,953
                                                                      --------
Financial Services--8.5%
Oest Kontroll Bank.......................... 3.73   9/12/01   15,000    14,887
Paccar Financial............................ 3.95    8/7/01   15,000    14,940
Spintab..................................... 3.98   8/20/01   15,000    14,918
UBS Finance................................. 3.89    8/2/01   15,000    14,949
                                                                      --------
                                                                        59,694
                                                                      --------
Total Commercial Paper......................                           144,055
                                                                      --------
Total Investments (Cost $664,867)(a)--
 95.0%......................................                          $664,867
                                                                      ========

--------
Percentages indicated are based on net asses of $700,130.
(a) Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

Variable Insurance Funds

Statements of Assets and Liabilities
June 30, 2001
(Unaudited)

                                   HSBC Variable HSBC Variable  HSBC Variable
                                    Growth and   Fixed Income  Cash Management
                                    Income Fund      Fund           Fund
                                   ------------- ------------- ---------------
Assets:
Investments, at value (cost
 $1,181,950, $168,903, $664,867,
 respectively)....................  $1,166,924     $167,617       $664,867
Interest receivable...............       1,097        2,575            178
Investment advisory receivable....      67,769       39,193         45,402
Prepaid and other assets..........       2,740        3,128          4,076
                                    ----------     --------       --------
Total Assets......................   1,238,530      212,513        714,523
                                    ----------     --------       --------
Liabilities:
Dividends payable.................          --          473          1,385
Payable to custodian..............          --           --          7,749
Accrued expenses and other
 liabilities:
 Administration...................       4,023        4,124          3,928
 Other............................      20,933          221          1,331
                                    ----------     --------       --------
Total Liabilities.................      24,956        4,818         14,393
                                    ----------     --------       --------
Net Assets........................  $1,213,574     $207,695       $700,130
                                    ==========     ========       ========
Composition of Net Assets:
Capital...........................  $1,266,034     $208,981       $700,130
Accumulated net investment
 income...........................       3,457           --             --
Accumulated net realized losses
 from investment transactions.....     (40,891)          --             --
Unrealized depreciation from
 investments......................     (15,026)      (1,286)            --
                                    ----------     --------       --------
Net Assets........................  $1,213,574     $207,695       $700,130
                                    ==========     ========       ========
Shares Outstanding................     130,187       20,821        700,130
                                    ----------     --------       --------
Net Asset Value, Offering Price
 and Redemption Price per share...  $     9.32     $   9.98       $   1.00
                                    ==========     ========       ========

See notes to financial statements.

Variable Insurance Funds

Statements of Operations
For the six months ended June 30, 2001
(Unaudited)

                                  HSBC Variable HSBC Variable
                                   Growth and   Fixed Income  HSBC Variable Cash
                                   Income Fund      Fund       Management Fund
                                  ------------- ------------- ------------------
Investment Income:
Interest.........................   $  5,486      $  2,603         $  9,699
                                    --------      --------         --------
Total Investment Income..........      5,486         2,603            9,699
                                    --------      --------         --------
Expenses:
Investment adviser...............      2,292           337              830
Administration...................     14,041        14,124           13,964
Audit............................      4,576         3,637            3,978
Custodian fees...................      2,828           235              488
Transfer agent...................      2,648         2,678            2,678
Legal............................     12,307         1,590              787
Printing.........................      8,711         1,095            1,569
Trustees.........................      1,800           256              975
Other............................        457            46              140
                                    --------      --------         --------
  Total expenses before fee
   reductions and
   reimbursements................     49,660        23,998           25,409
  Fee reductions and
   reimbursements from the
   Investment adviser............    (44,869)      (23,294)         (23,204)
                                    --------      --------         --------
  Net expenses...................      4,791           704            2,205
                                    --------      --------         --------
Net Investment Income............        695         1,899            7,494
                                    --------      --------         --------
Net Realized Gains/(Losses) from
 Investments:
Net realized gains/(losses) from
 investment transactions.........    (40,891)           --               --
Change in unrealized
 appreciation/depreciation from
 investments.....................    (15,026)       (1,286)              --
                                    --------      --------         --------
Net Realized Gains/(Losses) from
 Investments.....................    (55,917)       (1,286)              --
                                    --------      --------         --------
Change in Net Assets Resulting
 from Operations.................   $(55,222)     $    613         $  7,494
                                    ========      ========         ========

See notes to financial statements.

Variable Insurance Funds

Statements of Changes in Net Assets

                                          HSBC Variable Growth and Income Fund
                                         ---------------------------------------
                                         For the six months
                                           ended June 30,   For the period ended
                                                2001            December 31,
                                            (Unaudited)            2000*
                                         ------------------ --------------------
Investment Activities:
Operations:
 Net investment income.................      $      695           $  2,762
 Net realized gains/(losses) from
  investment transactions..............         (40,891)                --
 Change in unrealized
  appreciation/depreciation from
  investments..........................         (15,026)                --
                                             ----------           --------
Change in net assets resulting from
 operations............................         (55,222)             2,762
                                             ----------           --------
Capital Transactions:
 Proceeds from shares issued...........         911,190            372,533
 Cost of shares redeemed...............         (16,723)              (966)
                                             ----------           --------
Change in net assets from capital share
 transactions..........................         894,467            371,567
                                             ----------           --------
Change in net assets...................         839,245            374,329
                                             ----------           --------
Net Assets:
 Beginning of period...................         374,329                 --
 End of period.........................      $1,213,574           $374,329
                                             ==========           ========
Share Transactions:
 Issued................................          95,482             36,587
 Redeemed..............................          (1,787)               (95)
                                             ----------           --------
Change in Shares.......................          93,695             36,492
                                             ==========           ========

--------
*  Fund commenced operations on May 25, 2000.

See notes to financial statements.

Variable Insurance Funds

Statements of Changes in Net Assets

                                HSBC Variable Fixed Income Fund       HSBC Variable Cash Management Fund
                            --------------------------------------- ---------------------------------------
                            For the six months                      For the six months
                              ended June 30,   For the period ended   ended June 30,   For the period ended
                                   2001            December 31,            2001            December 31,
                               (Unaudited)            2000*            (Unaudited)            2000*
                            ------------------ -------------------- ------------------ --------------------
Investment Activities:
Operations:
 Net investment income.....      $  1,899            $   170            $   7,494            $  2,394
 Change in unrealized
  appreciation/depreciation
  from investments.........        (1,286)                --                   --                  --
                                 --------            -------            ---------            --------
Change in net assets
 resulting from
 operations................           613                170                7,494               2,394
                                 --------            -------            ---------            --------
Dividends:
 Net investment income.....        (1,899)              (170)              (7,494)             (2,394)
                                 --------            -------            ---------            --------
Change in net assets from
 shareholder dividends.....        (1,899)              (170)              (7,494)             (2,394)
                                 --------            -------            ---------            --------
Capital Transactions:
 Proceeds from shares
  issued...................       181,634             26,294              650,859             212,325
 Dividends reinvested......         1,515                 85                6,680               1,865
 Cost of shares redeemed...          (508)               (39)            (112,874)            (58,725)
                                 --------            -------            ---------            --------
Change in net assets from
 capital share
 transactions..............       182,641             26,340              544,665             155,465
                                 --------            -------            ---------            --------
Change in net assets.......       181,355             26,340              544,665             155,465
                                 --------            -------            ---------            --------
Net Assets:
 Beginning of period.......        26,340                 --              155,465                  --
 End of period.............      $207,695            $26,340            $ 700,130            $155,465
                                 ========            =======            =========            ========
Share Transactions:
 Issued....................        18,087              2,629              650,859             212,325
 Reinvested................           151                  9                6,680               1,865
 Redeemed..................           (51)                (4)            (112,874)            (58,725)
                                 --------            -------            ---------            --------
Change in Shares...........        18,187              2,634              544,665             155,465
                                 ========            =======            =========            ========

--------
* Fund commenced operations on May 25, 2000.

See notes to financial statements.

Variable Insurance Funds

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                          HSBC Variable Growth and Income Fund
                                          -------------------------------------
                                          For the six months
                                            ended June 30,     For the period
                                                 2001        ended December 31,
                                             (Unaudited)           2000*
                                          ------------------ ------------------
Net Asset Value, Beginning of Period.....       $10.26             $10.00
                                                ------             ------
Investment Activities
 Net investment income...................         0.01               0.26+
 Net realized and unrealized loss from
  investment transactions................        (0.95)                --
                                                ------             ------
Total from investment activities.........        (0.94)              0.26
                                                ------             ------
Net Asset Value, End of Period...........       $ 9.32             $10.26
                                                ======             ======
Total return (a).........................        (9.16%)             2.60%
Ratios/Supplemental Data:
 Net assets at end of period (000).......       $1,214             $  374
 Ratio of expenses to average net assets
  (b)....................................         1.15%              1.07%
 Ratio of net investment income to
  average net assets (b).................         0.17%              4.18%
 Ratio of expenses to average net
  assets** (b)...........................        11.92%             39.75%
 Portfolio turnover......................        34.91%               (c)

--------
+  Calculated based on average shares during the period.
 * Fund commenced operations on May 25, 2000.
** During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) During the period, no purchases or sales of long-term securities occurred.

See notes to financial statements.

Variable Insurance Funds

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                HSBC Variable Fixed Income Fund
                                               ---------------------------------
                                               For the six months For the period
                                                    June 30,          ended
                                                      2001         December 31,
                                                  (Unaudited)         2000*
                                               ------------------ --------------
Net Asset Value, Beginning of Period.........        $10.00          $ 10.00
                                                     ------          -------
Investment Activities
 Net investment income.......................          0.16             0.29
 Net realized and unrealized gains from
  investment transactions....................         (0.02)              --
                                                     ------          -------
Total from investment activities.............          0.14             0.29
                                                     ------          -------
Dividends
 Net investment income.......................         (0.16)           (0.29)
                                                     ------          -------
Total Distributions..........................         (0.16)           (0.29)
                                                     ------          -------
Net Asset Value, End of Period...............        $ 9.98          $ 10.00
                                                     ======          =======
Total return (a).............................          1.42%            2.93%
Ratios/Supplemental Data:
Net assets at end of period (000)............        $  208          $    26
Ratio of expenses to average net assets (b)..          1.15%            1.03%
Ratio of net investment income to average net
 assets (b)..................................          3.10%            4.25%
Ratio of expenses to average net assets**
 (b).........................................         39.20%          407.90%
Portfolio turnover...........................          0.00%             (c)

--------
 *  Fund commenced operations on May 25, 2000.
** During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) During the period, no purchases or sales of long-term securities occurred.

See notes to financial statements.

Variable Insurance Funds

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                        HSBC Variable Cash Management Fund
                                    -------------------------------------------
                                    For the six months        For the period
                                      ended June 30,               ended
                                           2001                December 31,
                                        (Unaudited)                2000*
                                    -------------------       -----------------
Net Asset Value, Beginning of
 Period........................       $            1.00                    1.00
                                      -----------------       -----------------
Investment Activities
 Net investment income.........                    0.02                    0.03
                                      -----------------       -----------------
Total from investment
 activities....................                    0.02                    0.03
                                      -----------------       -----------------
Dividends:
 Net investment income.........                   (0.02)                  (0.03)
                                      -----------------       -----------------
Total dividends................                   (0.02)                  (0.03)
                                      -----------------       -----------------
Net Asset Value, End of
 Period........................       $            1.00       $            1.00
                                      =================       =================
Total return (a)...............                    1.70%                   2.71%
Ratios/Supplemental Data:
 Net assets at end of period
  (000)........................       $             700       $             155
 Ratio of expenses to average
  net assets (b)...............                    0.93%                   0.94%
 Ratio of net investment income
  to average net assets (b)....                    3.16%                   4.34%
 Ratio of expenses to average
  net assets** (b).............                   10.71%                  43.08%

--------
 *  Fund commenced operations on May 25, 2000.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.

See notes to financial statements.

Variable Insurance Funds

Notes to Financial Statements

June 30, 2001

(Unaudited)

1. Organization

  The Variable Insurance Funds (the "Trust"), a Massachusetts business trust organized on July 20, 1994, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with multiple investment portfolios. The Trust is authorized to issue an unlimited number of shares without par value. The accompanying financial statements are for the HSBC Variable Growth and Income Fund, the HSBC Variable Fixed Income Fund, and the HSBC Variable Cash Management Fund (individually a "Fund" collectively the "Funds"). The Funds commenced operations on May 25, 2000. Shares of the Funds are offered to a separate account of qualified life insurance companies, as well as other eligible purchasers.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security on a day such security is not traded shall be based on the mean of the bid and ask quotations for that day. The value for each unlisted security is based on the last trade price for that security on a day in which the security is traded. The value of each security for which readily available market quotations exist will be based on a decision as to the broadest and most representative market for such a security. Options on indices traded on national securities exchanges are valued at the close of options trading on such exchanges. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  The Variable Cash Management Fund values portfolio securities at amortized cost, which approximates value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Investments in investment companies are valued at their net asset values as reported by such companies. In addition, the Variable Cash Management Fund may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or
  (b) maintain a dollar-weighted average maturity which exceeds 90 days.

Variable Insurance Funds

  Security Transactions and Related Income:

  Security transactions are recorded on the date the security is purchased or sold ("trade date"). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

  Expense Allocation:

  Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust based upon the proportion of net assets or another reasonable basis.

  Dividends to Shareholders:

  Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and any net realized gains. Additional dividends are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

  The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations that may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification. For the six months ended June 30, 2001, no reclassifications have been made to increase (decrease) such accounts.

  Federal Income Taxes:

  Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its net investment income and net realized gains, if any to its shareholders. Accordingly, no provision for federal or excise tax is required.

3. Related Party Transactions:

  Investment Adviser:

  HSBC Asset Management (Americas) Inc. ("HSBC" or the "Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser for the Funds. For its services, the Adviser is entitled to receive a fee, accrued daily, and paid monthly, at the following annual rates:

   Fund                                                                 Fee Rate
   ----                                                                 --------
   HSBC Variable Growth and Income Fund................................   0.55%
   HSBC Variable Fixed Income Fund.....................................   0.55
   HSBC Variable Cash Management Fund..................................   0.35

Variable Insurance Funds

  The Adviser has also agreed to reduce a portion of its fees and, to the extent necessary, reimburse the Funds for certain expenses.

  Administrator, Fund Accountant and Distributor:

  BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers and trustees are affiliated, serves the Trust as administrator and fund accountant. Such officers and trustees are not paid any fees directly by the Funds for serving as officers and trustees of the Trust. In accordance with the terms of the Management and Administration Agreement and Fund Accounting Agreement, BISYS is entitled to receive a fixed fee per Fund, accrued daily and paid monthly. In addition, BISYS Fund Services Limited Partnership serves, without compensation, as Distributor of the Funds.

  Transfer Agent and Custodian:

  BISYS provides transfer agency services for the Funds. In addition, Bank of New York serves as custodian for the Funds. For these services to the Funds, BISYS and Bank of New York receive an annual fee accrued daily and paid monthly.

  Variable Contract Owner Servicing Plan:

  The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which each Fund may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the six months ended June 30, 2001, the Funds did not participate in any Service Plans.

4. Investment Transactions:

  Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended June 30, 2001 totaled:

   Fund                                                     Purchases   Sales
   ----                                                     ---------- --------
   HSBC Variable Growth and Income Fund.................... $1,445,350 $255,969
   HSBC Variable Fixed Income Fund.........................    157,187       --

                                            Variable Insurance Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            [LOGO OF HSBC ASSET MANAGEMENT
                                            AMERICAS INC.]
--------------------------------------------------------------------------------
Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue (18th Floor)
New York, New York 10018

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, OH 43215

Legal Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is for the information of the shareholders of The Variable
Insurance Funds. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. An investment in the Funds is neither insured nor guaranteed by the FDIC or any other government agency, and involve investment risk, including the possible loss of principal.
                                                                            8/01
HSBC Variable Growth and
 Income Fund

HSBC Variable Fixed Income Fund

HSBC Variable Cash
 Management Fund

Semi-Annual Report
June 30, 2001

Managed by:
HSBC Asset Management (Americas) Inc.

Sponsored and distributed by:
BISYS Fund Services